UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: April 1, 2003

                        COMMISSION FILE NUMBER: 000-26755


                        The Entertainment Internet, Inc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                              88-0391722
 ------------------------------                           -------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

         4970 W. 2100 S. #200
         Salt Lake City, UT                                        84120
----------------------------------------                  -------------------
(Address of principal executive offices)                        (Zip Code)


         ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)

Item 1.  Changes in Control of Registrant.

         On March 31, 2003, the Company pursuant to an acquisition agreement of that date with Skybridge Wireless, Inc., a Nevada Corporation, issued 33,000,000 shares of the company's common stock in exchange for all the outstanding common shares of Skybridge. Thus Skybridge's shareholders now own 81% of the outstanding shares of the Company. The Agreement is attached hereto as Exhibit 2.

Pursuant to the change in control the following have been elected/appointed as officers and directors of Skybridge:

James A. Wheeler (CEO & Director) James is a senior executive with 20 years experience in operations; call center, human resources and administration management. James has Extensive expertise in telecom, information technologies and web-based systems. As CEO of Executive Management Services in Las Vegas, NV a company that offers management consulting to start-ups, turn-a-rounds and operations, James negotiated new contracts and assigned personnel to the projects. He also led progress and staff to timely completion of projects which included being a consultant to a web-based company, and established company website for retail market and inventory controls and negotiated service level agreement with web Host Company. James was also the Senior Vice President of Operations of 1-800-RECONEX, a national $25M telecommunications company and leading retailer of pre-paid local dial tone telephone service in the United States. James grew the company from start-up of <$1M to $25M+ in revenue with certification in 35 states, as well as establishing certification from the public utility commissions in those states.

Jason Neiberger (President & Director) Jason has worked with Computer Network and Internet systems for 10 years, as well as extensive experience in working with Cisco Systems Routing and Switching protocols, Microsoft Networking systems, Microwave data communications, as well as numerous mission critical Internet applications. Jason also has extensive training in current microwave communication product manufacturers. Being the founding Systems Engineer for a major Fixed Wireless Provider in Las Vegas, Nevada, Jason was involved in the setup and design of the Broadband wireless system, providing a complete Metro Area Access system being a completely wireless network. Jason maintained technical communications to the company stockholders and investors, and maintained the public relations with the local government and organizations. Also acting as General Manager for the company he supervised the General Operations and grew the company and network from having 20% coverage of the city to 95% coverage within 18 months, while also growing sales and reoccurring revenue from 10 customers at $1500.00 per month to over 145 customers at over $30,000.00 per month over the same period of time.

Kristine Neiberger (Secretary & Treasurer) Kristine has worked with business management and financials for over 3 years. She was employed for Digital Color & Graphics in Anaheim, CA; where she oversaw the business and financials while the company grew from a small company to a company that produces many of the current national periodicals. She also has extensive training in Business Administration where she considers the scope, function, and organization of business, including principles and practices with an integrated global perspective.


Item 2. Acquisition or Disposition of Assets.

         On March 31, 2003, the Company pursuant to an acquisition agreement of that date with Skybridge Wireless, Inc., a Nevada Corporation, issued 33,000,000 shares of the company's common stock in exchange for all the outstanding common shares of Skybridge. Thus Skybridge's shareholders now own 81% of the outstanding shares of the Company. The Agreement is attached hereto as Exhibit 2.

         SkyBridge Wireless, Inc. is a Fixed Wireless Internet Broadband company that currently specializes in providing high speed fixed wireless internet access to businesses initially in the Las Vegas / Henderson, Nevada markets. SkyBridge Wireless' business strategy revolves around the need to provide quality fixed wireless Internet Access service to clients, in the process fully satisfying their internet data needs, at a fraction of the time and cost of traditional wire-line providers. The Company's intent is to gain as many customers as possible in a short period of time, while maintaining a higher than average level of service and support for the customers and their needs.

         Skybridge also has a secure equipment cabinet and collocation facilities at The Rio Hotel and Casino's communications facility. This location provides Skybridge with access to direct fiber on a national backbone network for the Company's Internet Access backhaul. The Rio Hotel and Casino is one of the company's major Wireless Access Points (WAP), which allows the company to broadcast to over 240 degrees of line of sight to the south, west, north, and northeast areas of Las Vegas. The Company currently has 5MBits of redundant high-speed bandwidth from Cox Communications national fiber network; which inter connects with AT&T and Level 3 Communications. This bandwidth is burstable from the 5MB floor up to 100MB and can be upgraded at any time with very quick response times, because of having direct access to the national fiber network. The wireless backbone interconnects here and handles all customer traffic. This location also houses the company's in-house Internet, E-Mail, DNS, Network-wide monitoring, and Policy Server, which will also use this fiber connection for access. This location is exclusive to the company by the site license for broadcasting and using the specific frequencies that are being used by the company broadcast and backhaul networks.

SkyBridge Wireless is finalizing contracts to secure the rooftop at the Las Vegas Hilton. This site is at the north end of the Las Vegas Strip, and is positioned to for direct access of Wireless Broadband services to the entire east and north markets of Las Vegas. This will also allow SkyBridge Wireless to broadcast its services to the far north section of the city, which is lacking in true broadband services to the market. This site will be directly connected to SkyBridge Wireless' High Speed network via FCC licensed 23GHz 45MBit microwave connections.

SkyBridge Wireless is also to be positioned on top of the Flamingo Hilton Hotel and Casino. From here the company can broadcast to the east side of Las Vegas and out to Henderson to the southeast and northeast to Northeast section of Las Vegas. The company connects this site back to the Rio Facility as well as a redundant connection back to the Las Vegas Hilton site via a FCC licensed 23GHz 45MBit microwave connections. This location is also exclusive to the company by the site license for broadcasting and using the specific frequencies that are being used by our broadcast and backhaul networks.

Item 6. Resignation of Registrant's Directors.

On March 31, 2003 Radd Barrett resigned from all positions as officer and director of the Company effective immediately pursuant to the change in control of the Company.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              The Entertainment Internet, Inc.
                              ----------------------
                              (Name of Registrant)



Date:  April 1, 2003          By: /s/ Jason Neiberger
                              -----------------------
                              JASON NEIBERGER
                              PRESIDENT

                              ACQUISITION AGREEMENT

Agreement dated as of March ____, 2003 between The Entertainment Internet, Inc., a Nevada corporation ("Entertainment/Buyer") on behalf of its shareholders, and Skybridge Wireless, a Nevada corporation ("Skybridge/Seller") on behalf of its shareholders.

The parties wish to provide for Skybridge's sale of the Shares to Entertainment and Entertainment's purchase of the Shares from Skybridge under the terms and conditions of this Agreement.

The parties agree as follows:

1.   The Acquisition.

     1.1 Purchase and Sale Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 2, Skybridge shall sell the Shares to Entertainment, and Entertainment shall purchase the Shares from Skybridge, free and clear of all Encumbrances.

     1.2 Purchase Price. Purchaser will exchange 33,000,000 newly issued shares of its restricted common stock for each share representing all of the outstanding capital stock or ownership interest of Skybridge. It is anticipated that this transaction will be a nontaxable event under section 368 of the IRS Code.

2.   The Closing.

     2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place in Las Vegas, Nevada no later than the close of business (Las Vegas time) on 3/31/03, or at such other place, date and time as the parties may agree in writing.

     2.2 Deliveries by Skybridge. At the Closing, Skybridge shall deliver the following to Entertainment:

          (a) Certificates representing the Shares, duly endorsed for transfer to Entertainment and accompanied by any applicable stock transfer tax stamps; Skybridge shall cause Entertainment to change those certificates for, and to deliver to Entertainment at the Closing, a certificate representing the Shares registered in the name of Entertainment (without any legend or other reference to any Encumbrance).

          (b)  The documents contemplated by Section 3.

          (c) All other documents, instruments and writings required by this Agreement to be delivered by Skybridge at the Closing and any other documents or records relating to Skybridge's business reasonably requested by Entertainment in connection with this Agreement.

     2.3 Deliveries by Entertainment. At the Closing, Entertainment shall deliver the following to Skybridge:

          (a)  The shares as contemplated by section 1.

          (b)  The documents contemplated by Section 4.

          (c) All other documents, instruments and writings required by this Agreement to be delivered by Entertainment at the Closing.

3.   Conditions to Entertainment's Obligations.

The obligations of Entertainment to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Entertainment:

     3.1  Representations, Warranties and Agreements.

          (a) The representations and warranties of Skybridge set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and

          (b) Skybridge shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

     3.2 Resignations of Directors. All directors of Entertainment, and its Subsidiaries whose resignations shall have been requested by Skybridge before the Closing Date shall have submitted their resignations or been removed effective as of the Closing Date.

4.   Conditions to Skybridge 's Obligations.

The obligations of Skybridge to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Skybridge:

     4.1  Representations, Warranties and Agreements.

          (a) The representations and warranties of Entertainment set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and

          (b) Entertainment shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

5.   Representations and Warranties of Skybridge.

Skybridge represents and warrants to Entertainment that, to the knowledge of Skybridge (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

     5.1 Organization of Skybridge; Authorization. Skybridge is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Skybridge and this Agreement constitutes a valid and binding obligation of Skybridge, enforceable against it in accordance with its terms.

     5.2 Conflict as to Skybridge: Neither the execution and delivery of this Agreement nor the performance of Entertainment's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Skybridge or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Skybridge.

     5.3 Ownership of Shares. The delivery of certificates to Entertainment and the payment to Skybridge will result in Entertainment's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Skybridge.

     5.4 Title to Properties. Skybridge owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet (except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Skybridge since the date of the Balance Sheet.

     5.5 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Skybridge, or its Subsidiaries are, in all respects material to the business or financial condition of Skybridge taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

     5.6 Absence of Certain Changes. Since the date of the Balance Sheet Skybridge has not:

          (a) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Skybridge taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

          (b) made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

          (c) issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

          (d) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

          (e) prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

          (f) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

     5.8 No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of Skybridge other than changes resulting from economic conditions prevailing in the United States.

     5.9 Brokers or Finders. Skybridge has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to Entertainment.

     5.10 Transactions with Directors and Officers. Skybridge does not engage in business with any Person in which any of Skybridge's directors or officers has a material equity interest. No director or officer of Skybridge owns any property, asset or right which is material to the business of Skybridge.

6.   Representations and Warranties of Entertainment.

Entertainment represents and warrants to Skybridge as follows:

     6.1 Organization of Entertainment; Authorization. Entertainment is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Entertainment and this Agreement constitutes a valid and binding obligation of Entertainment, enforceable against it in accordance with its terms.

     6.2 Brokers or Finders. Entertainment has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

     6.3 Purchase for Investment. Entertainment is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

     6.4 Conflict as to Entertainment. Neither the execution and delivery of this Agreement nor the performance of Entertainment's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Entertainment or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Entertainment.

     6.5 Entertainment is a publicly traded company which trades on the OTC:Bulletin Board. Entertainment has properly filed all documentation with all applicable bodies necessary to become and remain a publicly traded company. Entertainment will assist in completion of overdue SEC filings.

     6.6 There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against Entertainment of it assets other than as disclosed.

     6.7 Entertainment has filed all federal, state and local income or other tax returns as required by law, and has paid all taxes which are due, and has no tax delinquencies of any kind.

     6.8 There are currently 7,655,412 shares issued and outstanding in Entertainment. The shares, when issued were properly distributed under applicable securities laws, and Entertainment has taken no action to cause said stock to lose its current trading status. There are no warrants, option agreements or pending subscription agreements whereby Entertainment is obligated to issue any additional stock to any person.

     6.9 Upon closing, Skybridge's shareholders will receive a controlling interest in and complete management control over Entertainment by virtue of their stock ownership, and there are no shareholder rights or agreements, or other legal impediments to the transfer of management control of Entertainment.

7.   Access and Reporting; Filings With Governmental Authorities.

     7.1 Access.Between the date of this Agreement and the Closing Date, Skybridge shall, and shall cause Skybridge to, (a) give Entertainment and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Skybridge and its Subsidiaries and to the books and records of Skybridge and its Subsidiaries, (b) permit Entertainment to make inspections thereof, and (c) cause its officers and its advisors to furnish Entertainment with such financial and operating data and other information with respect to the business and properties of Skybridge and its Subsidiaries and to discuss with Entertainment and its authorized representatives the affairs of Skybridge and its Subsidiaries, all as Entertainment may from time to time reasonably request.

     7.2 Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, Skybridge shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, Skybridge except for the acquisition of the Shares by Entertainment.

     7.3 Publicity. Between the date of this Agreement and the Closing Date, Skybridge and Entertainment shall, and Skybridge and Entertainment shall cause Entertainment to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

     7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) Entertainment shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by Entertainment pursuant to Section 7.1. Following the Closing, Skybridge shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to Entertainment and its Subsidiaries. This Section 7.7 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, Entertainment shall return to Skybridge, or destroy, all information it shall have received from Skybridge or in connection with this Agreement and the transactions contemplated hereby, together with any copies or summaries thereof or extracts therefrom. Skybridge and Entertainment shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.6 to comply with the provisions of this Section 7.7.

8.   Conduct of Skybridge's Business Prior to the Closing.

     8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, Skybridge shall conduct their businesses in all material respects in the ordinary course.

     8.2 Business Organization. Between the date of this Agreement and the Closing Date, Skybridge shall use its reasonable efforts to (a) preserve substantially intact the business organization of Skybridge and keep available the services of the present officers and employees of Skybridge, and (b) preserve in all material respects the present business relationships and good will of Skybridge.

     8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, neither Entertainment or Skybridge shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of Skybridge to:

          (a) issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

          (b) sell or otherwise dispose of any Equity Securities of Skybridge, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Skybridge;

          (c) reclassify, split up or otherwise change any of its Equity Securities;

          (d) be party to any merger, consolidation or other business combination;

          (e) sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Skybridge except in the ordinary course of business.

9.   Survival of Representations and Warranties; Indemnification.

     9.1 Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to Skybridge), 5.10, 6.1, 6.2, 6.3, 6.4(the "Surviving Representations and Warranties ").

     9.2 Indemnification by Skybridge. Skybridge shall indemnify and hold harmless Entertainment and shall reimburse Entertainment for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Skybridge in this Agreement or (b) any failure by Skybridge to perform or comply with any agreement in this Agreement.

     9.3 Indemnification by Entertainment. Entertainment shall indemnify and hold harmless Skybridge, and shall reimburse Skybridge for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Entertainment in this Agreement, (b) any failure by Entertainment to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, and (c) any payments made by Skybridge after the Closing pursuant to any guaranty by Skybridge of any obligation of Entertainment or any of its Subsidiaries (other than as contemplated by Section 2.4). Entertainment shall use its best efforts to obtain Skybridge's release from any such guaranties.

10.  Termination.

Termination. This Agreement may be terminated before the Closing occurs only as follows:

     (a)  By written agreement of Skybridge and Entertainment at any time.

     (b) By Skybridge, by notice to Entertainment at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

     (c) By Entertainment, by notice to Skybridge at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

     (d) By Entertainment or Skybridge, by notice to the other at any time after 3/14/03.

10.1 Effect of Termination.

If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

11. Notices.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).





 If to Skybridge:                               If to Entertainment:
 Skybridge Wireless                             The Entertainment Internet, Inc.
 6565 Spencer St, #205                          4970 West 2100 South, Suite 200
 Las Vegas, NV 89119                            Salt Lake City, Utah  84120


12.  Miscellaneous.

     12.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

     12.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

     12.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     12.4 Exclusive Agreement; This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

     12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     12.6 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

     12.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Entertainment may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of Skybridge, provided that, after the Closing, no consent of Skybridge shall be needed in connection with any merger or consolidation of Entertainment with or into another entity.





The Entertainment Internet, Inc.                     Skybridge Wireless, Inc.


/s/ Radd Berrett                                     /s/ Jason Neiberger
--------------------------                           -------------------------
By : Radd Berrett                                    By : Jason Neiberger
President/Secretary/Treasurer                             President

                              LETTER OF RESIGNATION


                                 March 31, 2003


To the Board of Directors of The Entertainment Internet, Inc. ("ENIN"):

         I hereby resign as the sole director and officer of ENIN effective immediately. This letter of resignation has been delivered subsequent to my execution of that certain written Acquisition Agreement by and between ENIN and SkyBridge Wireless, Inc. dated March 31, 2003.



                                           /s/ Radd C. Berrett
                                           ----------------------------
                                           Radd C. Berrett